Exhibit 99.1





Reporting Person:  MatlinPatterson LLC

Issuer Name and Ticker Symbol:  ICG Communications, Inc. (ICGC.OB)

Date of Event Requiring Statement:   6/19/03


Joint Filer Information

Each of the following filers has designated MatlinPatterson LLC as the "Designated Filer" for purposes of the attached Form 4.

     (1)  MatlinPatterson Asset Management LLC
          520 Madison Avenue
          New York New York 10022

     (2)  MatlinPatterson Global Opportunities Partners L.P.
          520 Madison Avenue
          New York New York 10022

     (3) MatlinPatterson Global Opportunities Partners (Bermuda) L.P. 520 Madison Avenue
          New York New York  10022

     (4)  MatlinPatterson Global Opportunities Partners B, L.P.
          520 Madison Avenue
          New York New York  10022

     (5)  MatlinPatterson Global Partners LLC
          520 Madison Avenue
          New York New York 10022

     (6)  MatlinPatterson Global Advisers LLC
          520 Madison Avenue
          New York New York 10022

     (7)  David J. Matlin
          520 Madison Avenue
          New York New York 10022

     (8)  Mark R. Patterson
          520 Madison Avenue
          New York New York 10022

Date:    October 30, 2003           MATLINPATTERSON ASSET MANAGEMENT LLC


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Chairman


Date:    October 30, 2003           MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS L.P.

                                       By:  MatlinPatterson Global Partners LLC
                                            as general partner


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    October 30, 2003           MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS (BERMUDA) L.P.

                                       By:  MatlinPatterson Global Partners LLC
                                            as general partner


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    October 30, 2003           MATLINPATTERSON GLOBAL OPPORTUNITIES PARTNERS B, L.P.

                                       By:  MatlinPatterson Global Partners LLC
                                            as general partner


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director



Date:    October 30, 2003           MATLINPATTERSON GLOBAL PARTNERS LLC


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Director




Date:    October 30, 2003           MATLINPATTERSON GLOBAL ADVISERS LLC


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson
                                            Title:  Chairman


Date:    October 30, 2003           DAVID J. MATLIN


                                       By:  /s/ David J. Matlin
                                            ----------------------------------------
                                            Name:   David J. Matlin


Date:    October 30, 2003           MARK R. PATTERSON


                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------------
                                            Name:   Mark R. Patterson